Exhibit X

SUPPLEMENTAL AGREEMENT NO. 1

to the

AMENDED AND RESTATED FISCAL AGENCY AGREEMENT

between

NORDIC INVESTMENT BANK

(Issuer)

and

CITIBANK, N.A.,

(Fiscal Agent)

Dated as of February 2, 2005

Up to U.S. $8,000,000,000 (or Equivalent) Initial Public
Offering Price or Principal Amount

Medium Term Notes, Series C

SUPPLEMENTAL AGREEMENT NO.1 TO THE
AMENDED AND RESTATED FISCAL AGENCY AGREEMENT

          THIS SUPPLEMENTAL AGREMENT NO. 1 (the “Amendment”) TO THE AMENDED AND RESTATED FISCAL AGENCY AGREEMENT (the “Agreement”) is made and entered into as of February 2, 2005, between NORDISKA INVESTERINGSBANKEN (Nordic Investment Bank, referred to herein as the “Bank”), an international financial institution established pursuant to an agreement, dated December 4, 1974, (the “Establishing Agreement”) among Denmark, Finland, Iceland, Norway and Sweden (the “Nordic Countries”), and Citibank, N.A., a national banking association organized under the laws of the United States of America, as fiscal agent (the “Fiscal Agent”, which term shall also refer to any duly appointed successor thereto).

          On October 23, 1998, the Nordic Countries entered into a novation of the Establishing Agreement, which came into force on July 18, 1999 (the "Novation Agreement"), whereupon the Establishing Agreement ceased to be effective.

          On February 11, 2004, a new Agreement on the Nordic Investment Bank (the “2004 Agreement”) was concluded among Denmark, Estonia, Finland, Iceland, Latvia, Lithuania, Norway and Sweden (the “Member Countries”), which came into force on January 1, 2005, whereupon the Novation Agreement ceased to be effective.

WITNESSETH:

          The Bank desires to increase the maximum aggregate principal amount of Notes that may be issued pursuant to the Agreement to $8,000,000,000 and make certain other modifications to the Agreement, and the Fiscal Agent is prepared to amend the Agreement accordingly. Therefore, the Bank and the Fiscal Agent hereby agree to amend the Agreement as follows:

1.	Section 1 of the Agreement shall be and hereby is amended and restated as follows:

“Section 1. General. The Bank proposes to issue from time to time its Medium-Term Notes, Series C (collectively, the “Notes”) pursuant to the Selling Agency Agreement, dated January 22, 1993, as amended on December 4, 2002 and as further amended on February 2, 2005 (as so amended, the “Selling Agency Agreement”), among the Bank and the agents named therein (the “Agents”), having an aggregate initial public offering price or purchase price of up to U.S. $8,000,000,000 or the equivalent thereof in other currencies.

Administrative procedures (the “Administrative Procedures”) with respect to the Notes shall be agreed upon from time to time by the Agents, the Bank and the Fiscal Agent. Initially, the Administrative Procedures shall be in the form of Exhibit A hereto. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Selling Agency Agreement or in the Administrative Procedures. Unless the context otherwise requires, references to the “maturity” of a Note shall be deemed to refer to the date on which the principal of such Note is or becomes due and payable, whether at stated maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.”

2.	Section 4(a) of the Agreement shall be and hereby is amended by deleting “$3,000,000,000” in all places it appears and substituting therefor “$8,000,000,000”.

3.	Section 19 of the Agreement shall be and hereby is deleted in its entirety.

4.	Section 27 and Section 31 of the Agreement shall be and hereby are amended by deleting “Novation Agreement” in all places it appears and substituting therefor “2004 Agreement”.

5.	Section 28 of the Agreement shall be and hereby is amended in its entirety to read as follows:

“Section 28. Notices. All notices and other communications hereunder shall (except to the extent otherwise expressly provided) be sent by telex, facsimile transmission (in such case confirmed by prepaid airmail) or certified or registered mail, postage prepaid, and addressed as follows (or to such other addresses as the parties hereto shall specify from time to time by notice in accordance with this Section):

(i)	if to the Bank:

Nordic Investment Bank Fabianinkatu 34 P.O. Box 249 FIN-00171 Helsinki, Finland Attention: Chief Financial Officer

Telephone: 011-358-9-18001 Telefax: 011-358-9-1800309

(ii)	if to the Fiscal Agent:

Citibank, N.A. 388 Greenwich Street, 14th Floor New York, New York 10013 Attention:Citibank Agency & Trust

Telephone: (212) 816-5639 Telefax: (212) 816-5527”

6.	Each reference in the Agreement to “Cleary, Gottlieb, Steen & Hamilton” shall be and hereby is deleted and replaced with a reference to “Cleary Gottlieb Steen & Hamilton LLP”.

7.	Exhibit A shall be and hereby is amended as follows:

(a)	The first paragraph in Exhibit A is hereby amended and restated as follows:

“The Medium-Term Notes, Series C, Due Not Less than Nine Months from Date of Issue (the “Notes”) of Nordic Investment Bank (“NIB”) are to be offered on a continuing basis. Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as agents (each an “Agent”), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a selling agency agreement between NIB and the Agents dated January 22, 1993, as amended on December 4, 2002 and as further amended on February 2, 2005 (as so amended, the “Selling Agency Agreement”). The Notes will rank equally with all other unsecured and unsubordinated debt of NIB. The Notes will be issued under an Amended and Restated Fiscal Agency Agreement, dated December 4, 2002, as amended as of the date hereof (the “Fiscal Agency Agreement”) between NIB and Citibank, N.A., as fiscal agent (the “Fiscal Agent”).”

(b)	Each reference in Exhibit A to “$3,000,000,000 shall be and hereby is replaced with a reference to “$8,000,000,000”.

8.	Exhibit B shall be and hereby is amended in its entirety as follows:

REGISTERED No. FX-	PRINCIPAL AMOUNT

EXHIBIT B
Form of Face of Note

Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES C	CUSIP NO.___________

(FIXED RATE)

Due Not Less Than Nine Months from Date of Issue

          If this Note is designated below as a Global Note, the following shall apply: Unless and until it is exchanged in whole or in part for a Certificated Note, and then only to the extent so exchanged, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (“DTC”) (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

Issue Price: %	Interest Payment Dates:

Interest Rate: %	Stated Maturity Date:

Original Issue Date:	Specified Currency:

Option to elect Repayment Yes ____ No_____	Option to elect Redemption Yes ____ No ____

Optional Repayment Date(s):	Optional Redemption Date(s):

Optional Repayment Price(s):	Redemption Price(s):

Yield to Maturity:	Exchange Rate Agent: (Only applicable if Specified Currency is other than US. dollars)

Authorized Denominations:	Payment in Specified Currency only Yes ____ No ____

(only applicable if other than U.S. $1,000 and any integral multiple thereof or if Specified Currency is other than U.S. dollars)	(Only applicable if Specified Currency is other than U.S. dollars)

Global ____ or Certificated ____

F-1

          Nordic Investment Bank (“NIB”), for value received, hereby promises to pay to _____________________, or registered assigns, the principal sum of ___________________ on the Maturity Date specified above (the “Maturity Date”) and to pay interest on said principal sum at the Interest Rate per annum specified above from and including the original Issue Date specified above (the “Original Issue Date”), or from and including the most recent date to which interest has been paid or duly provided for, to but excluding the succeeding Interest Payment Date (as hereinafter defined) semiannually on _____ 15 and _______ 15 of each year and at maturity or upon earlier repayment or redemption (each an “Interest Payment Date”), commencing on the first Interest Payment Date next succeeding the Original Issue Date, until said principal sum is paid or duly provided for in accordance with the terms hereof; provided, however, that any payment of principal, premium or interest required to be made in respect hereof on a date that is not a Business Day may be made on the next succeeding Business Day with the same force and effect as if made on such date, and if payment is so made, no additional interest shall accrue as a result of such delayed payment. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date specified above, will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth day next preceding such Interest Payment Date (the “Holder”), whether or not a Business Day (each a “Record Date”); except that, if the Original Issue Date of this Note occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest of this Note will be made on the second Interest Payment Date succeeding the Original Issue Date.

          Any interest or premium payable at maturity or upon earlier redemption or repayment will be paid to the person to whom the principal hereof is paid. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if such Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer ( referred to as the TARGET System) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.

F-2

          The principal hereof and any premium and interest hereon are payable by NIB in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the “Specified Currency”). In the case of a Foreign Currency Note, NIB or its agent will (unless otherwise specified on the face hereof) arrange to have the payments in respect hereof converted into U.S. dollars in the manner described on the reverse hereof; provided, however, that if U.S. dollars are not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, then the holder hereof will receive payments in the Specified Currency until U.S. dollars are again available for making such payments. Notwithstanding the foregoing, the holder hereof may, if so indicated above, elect to receive such payments in the Specified Currency by delivery of a written request to the Fiscal Agent (as defined on the reverse hereof) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Fiscal Agent received not later than fifteen calendar days prior to the applicable payment date. If the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of such Note in U.S. dollars until such currency is again available or so used. If NIB chooses so to make such payments, any amounts payable in such currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated in the applicable Pricing Supplement.

          Payments of interest in U.S. dollars (other than interest payable at maturity or upon earlier repayment or redemption) will be made by check of the Fiscal Agent mailed to the address of the person entitled thereto as such address shall appear on the Note Register on the applicable Record Date or to such other address in the United States as any such person shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (or the equivalent thereof in a currency other than U.S. dollars, determined as provided on the reverse hereof) having the same Interest Payment Dates, such payments will be made by wire transfer of immediately available funds to the Holder’s account if appropriate wire transfer instructions have been received in writing by the Fiscal Agent not less than fifteen days prior to the applicable Interest Payment Date. Payments of interest to be made in a Specified Currency other than U.S. dollars will be made by wire transfer to such account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in the European Community), or other jurisdiction acceptable to NIB and the Fiscal Agent, as shall have been designated at least fifteen Business Days prior to the applicable Interest Payment Date by the Holder of such Certificated Note. The principal hereof and any premium and interest hereon payable at maturity or upon earlier redemption or repayment will be paid in immediately available funds upon surrender of this Note at the office of the Fiscal Agent located in The City of New York, or at such other office or agency as the Fiscal Agent may designate.

          If this Note is a Global Note, principal, any premium and interest payments on Book-Entry Notes (as defined on the reverse hereof) represented by this Global Note will be made by NIB to the Fiscal Agent for the account of DTC or its nominee.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.

F-3

          IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of the Chairman of its Board of Directors and its President, all in The City of New York, State of New York, United States of America.

Dated:

Nordic Investment Bank

By	___________________________ Chairman of the Board of Directors

By	___________________________ President

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Amended and Restated Fiscal Agency Agreement.

Dated:

CITIBANK, N.A., as Fiscal Agent

By	___________________________ Authorized Signatory

F-4

Form of Reverse of Note

Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES C
(FIXED RATE)

General

          This Note is one of a duly authorized issue of Medium-Term Notes, Series C (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $8,000,000,000, or the equivalent thereof in other currencies. The U.S. dollar equivalent of Notes denominated in currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into an Amended and Restated Fiscal Agency Agreement, dated as of December 4, 2002, as amended by Supplemental Agreement No. 1 to the Amended and Restated Fiscal Agency Agreement dated as of February 2, 2005 (as so amended, the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.

          NIB may at any time and in its sole discretion determine that Book-Entry Notes issued in whole or in part in the form of the Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.

R-1

          This Note will not be subject to any sinking fund.

Denominations

          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $1,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

Status

          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.

Taxation

          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.

          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.

Redemption

          If so specified on the face hereof, this Note may be redeemed at the option of NIB, in whole or in part, on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certified Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, of a notice of such redemption not less than 30 nor more than 60 days prior to the dated fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

R-2

          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.

          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.

          If this Note is an Original Issue Discount Note (other than an Indexed Note), anything to the contrary notwithstanding, the amount payable in the event of (A) repayment at the option of the Holder or redemption, in lieu of the principal amount due at the maturity hereof, shall be the Amortized Face Amount (as defined below) of this Note as of the date fixed for repayment or redemption and (B) acceleration of maturity, shall be the aggregate principal amount of this Note multiplied by the sum of the Issue Price hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date hereof to the date of declaration of acceleration, which amortization shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles in effect on the date of declaration of acceleration). The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Original Issue Discount Note exceed its stated principal amount.

Repayment

          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note, in whole or in part, on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.

R-3

          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment or (ii) in the case of OID Notes, the Amortized Face Amount thereof (as defined above).

          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.

Payments

          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or, if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.

R-4

          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.

          The interest payable hereon on each Interest Payment Date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date.

Registration of Transfer and Exchange

          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.

          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer or exchange of this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer or exchange of any Global Note in violation of the legend contained on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.

          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.

R-5

Event of Default

          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount or, in the case of an Original Issue Discount Note, the Amortized Face Amount, of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by the Bank. No periodic evidence as to the absence of defaults is required to be furnished by NIB.

Replacement of Notes

          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.

          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Certificated Note with the provisions specified in the above paragraph.

Modification of Terms

          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.

Notices

          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Certificated Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register.

R-6

Governing Law; Waiver

          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.

          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.

          Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.

          In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:

(i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;

(ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;

(iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and

(iv) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

R-7

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________ [name and address of assignee] the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______ to transfer said Note on the books of NIB, with full power of substitution in the premises.

Dated: ____________________
Signature:	____________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

R-8

OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at _________________________________________________________________________________________
 ________________________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address of the undersigned).

          For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.

          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $1,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$___________________________ Dated_______________________

___________________________________
NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

R-9

9.	Exhibit C shall be and hereby is amended in its entirety as follows:

REGISTERED No. FL-_____	PRINCIPAL AMOUNT

EXHIBIT C
Form of Face of Note

Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES C	CUSIP NO.___________
(FLOATING RATE)

Due Not Less Than Nine Months from Date of Issue

If this Note is designated below as a Global Note, the following shall apply: Unless and until it is exchanged in whole or in part for a Certificated Note, and then only to the extent so exchanged, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary of any such nominee to a successor Depositary or a nominee of such Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (“DTC”) (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

Issue Price: %	Maximum Interest Rate:	Payment in Specified Currency only Yes ____ No____ (Only applicable if Specified Currency is other than U.S. dollars)

Original	Minimum	Authorized Denominations: (Only applicable if other than U.S. $1,000
Issue Date:	Interest Rate:	and any integral multiple thereof or if Specified Currency if other than U.S. dollars)

Stated Maturity Date:		Redemption Price(s):

Base Rate:	Interest Reset Dates:

Initial	Interest Reset Period	Yield to Maturity:

Index Maturity:	Interest Payment Dates:

	Option to elect Redemption Yes_______ No_______	Optional Repayment Price(s):

Spread (plus or minus):	Optional Redemption Date(s):

Option to elect Repayment Yes_______ No_______

Spread	Optional Repayment	Exchange Rate Agent: (Only applicable if Specified Currency is other thanU.S. dollars)

Multiplier:	Date(s):

Specified Currency:	Relevant Screen Page (for LIBOR Notes only): Reuters Screen_______ Telerate_______ Other_______

Indexed Note: Yes_______ No_______ Index: Manner of Determining Indexed Principal Amount:_______ Manner of Determining Indexed Coupon Amount:_______		Calculation Agent:

Global_______ or Certificated_______

          Nordic Investment Bank (“NIB”), for value received, hereby promises to pay to _______________________, or registered assigns, the principal sum of _________________ on the Maturity Date specified above (the “Maturity Date”) and to pay interest on said principal sum at the Initial Interest Rate per annum specified above from and including the original Issue Date specified above (the “Original Issue Date”) until the first interest Reset Date specified above following the Original Issue Date and thereafter at the Base Rate specified above, determined in accordance with the provisions on the reverse hereof, adjusted by the Spread and/or Spread Multiplier, if any, specified above, until said principal sum is paid or duly provided for in accordance with the terms hereof; provided, however, that (except as set forth on the reverse hereof in the case of a Note the Base Rate of which is LIBOR) any payment of principal, premium or interest required to be made on a day that is not a Business Day may be made on the next succeeding Business Day, and if payment is so made, no additional interest shall accrue as a result of such delayed payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date specified above (each an “Interest Payment Date”), will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth day next preceding such Interest Payment Date (the “Holder”), whether or not a Business Day (a “Record Date”); except that, if the Original Issue Date of this Note occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest on this Note will be made on the second Interest Payment Date succeeding the Original Issue Date.

          Any interest or premium payable at maturity or upon earlier redemption will be paid to the person to whom the principal hereof is paid. For purposes of this Note, “Business Day” “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if such Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer (referred to as the TARGET System) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.

          The principal hereof and any premium and interest hereon are payable by NIB in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the “Specified Currency”). In the case of a Foreign Currency Note, NIB or its agent will (unless otherwise specified on the face hereof) arrange to have all payments in respect hereof converted into U.S. dollars in the manner described on the reverse hereof; provided, however, that if U.S. dollars are not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, then the holder hereof will receive payments in the Specified Currency until U.S. dollars are again available for making such payments. Notwithstanding the foregoing, the holder hereof may, if so indicated above, elect to receive all such payments in the Specified Currency by delivery of a written request to the Fiscal Agent (as defined on the reverse hereof) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Fiscal Agent received not later than fifteen calendar days prior to the applicable payment date. If the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of such Note in U.S. dollars until such currency is again available, or so used. If NIB chooses so to make such payments, any amounts payable in such currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated in the applicable Pricing Supplement.

          Payments of interest in U.S. dollars (other than interest payable at maturity or upon earlier repayment or redemption) will be made by check of the Fiscal Agent mailed to the address of the person entitled thereto as such address shall appear on the Note Register on the applicable Record Date or to such other address in the United States as any such person shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (or the equivalent thereof in a currency other than U.S. dollars, determined as provided on the reverse hereof) having the same Interest Payment Dates, such payments will be made by wire transfer of immediately available funds to the Holder’s account if appropriate wire transfer instructions have been received in writing by the Fiscal Agent not less than fifteen days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments of principal and any premium and interest in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Fiscal Agent, and all such payments will be made by the Fiscal Agent by wire transfer of immediately available funds to an account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union), or other jurisdiction acceptable to NIB and the Fiscal Agent, as shall have been designated at least fifteen Business Days prior to the applicable Interest Payment Date by the Holder. The principal hereof and any premium and interest hereon payable at maturity or upon earlier redemption or repayment will be paid in immediately available funds upon surrender of this Note at the office of the Fiscal Agent located in The City of New York, or at such other office or agency as the Fiscal Agent may designate.

          If this Note is a Global Note, principal, any premium and interest payments on Book-Entry Notes (as defined on the reverse hereof) represented by this Global Note will be made by NIB to the Fiscal Agent for the account of DTC or its nominee.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.

          IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of the Chairman of its Board of Directors and its President, all in The City of New York, State of New York, United States of America.

Dated:

Nordic Investment Bank

By	___________________________ Chairman of the Board of Directors

By	___________________________ President

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Amended and Restated Fiscal Agency Agreement.

Dated:

CITIBANK, N.A., as Fiscal Agent

By	___________________________ Authorized Signatory

Form of Reverse of Note

Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES C
(FLOATING RATE)

General

          This Note is one of a duly authorized issue of Medium-Term Notes, Series C (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $8,000,000,000, or the equivalent thereof in other currencies. The U.S. dollar equivalent of Notes denominated in currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into an Amended and Restated Fiscal Agency Agreement, dated as of December 4, 2002, as amended by Supplemental Agreement No. 1 to the Amended and Restated Fiscal Agency Agreement dated as of February 2, 2005 (as so amended, the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.

          NIB may at any time and in its sole discretion determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in the Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.

          This Note will not be subject to any sinking fund.

Denominations

          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $1,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

Status

          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.

Taxation

          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.

          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.

Redemption

          If so specified on the face hereof, this Note may be redeemed at the option of NIB, in whole or in part, on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.

          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.

          If this Note is an Original Issue Discount Note (other than an Indexed Note), anything to the contrary notwithstanding, the amount payable in the event of (A) repayment at the option of the Holder or redemption, in lieu of the principal amount due at the maturity hereof, shall be the Amortized Face Amount (as defined below) of this Note as of the date fixed for repayment or redemption and (B) acceleration of maturity, shall be the aggregate principal amount of this Note multiplied by the sum of the Issue Price hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date hereof to the date of declaration of acceleration, which amortization shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles in effect on the date of declaration of acceleration). The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Original Issue Discount Note exceed its stated principal amount.

Repayment

          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part, on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.

          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment or (ii) in the case of OID Notes, the Amortized Face Amount thereof.

          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.

Payments

          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.

          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.

          The interest payable hereon on each Interest Payment Date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such Interest payment Date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, the Record Date (as defined on the face hereof) immediately preceding such Interest Payment Date, except that at maturity, the interest payable will include interest accrued to, but excluding, the Maturity Date. Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate or as specified in the applicable Pricing Supplement. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. All percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency or currency unit amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

          Unless otherwise indicated on the face hereof, interest will be payable, if this Note resets daily, weekly, or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month specified on the face hereof, and in each case, at maturity. Unless otherwise specified on the face hereof, if any Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

          Unless otherwise specified on the face hereof, the date or dates on which interest hereon will be reset (each an “Interest Reset Date”) will be, if this Note resets daily, each Business Day; if the Base Rate specified on the face hereof is other than the Treasury Rate and this Note resets weekly, the Wednesday of each week; if the Base Rate specified on the face hereof is the Treasury Rate and this Note resets weekly, the Tuesday of each week (except as provided below); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note resets semi-annually, the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten days immediately prior to maturity will be that in effect on the tenth day preceding maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Commencing with the first Interest Reset Date following the Original Issue Date and thereafter upon each succeeding Interest Reset Date, the rate at which interest hereon is payable shall be adjusted as specified above; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. The “Calculation Date” pertaining to any Commercial Paper Determination Date and any Treasury Rate Determination Date (each as defined below) will be the first to occur of either (a) the tenth calendar day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day, or (b) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity Date (or the date of redemption or repayment, if any), as the case may be.

          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below. Unless otherwise specified on the face hereof, the Fiscal Agent shall be the calculation agent (the “Calculation Agent”). At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.

          The calculation by the Calculation Agent of any rate of interest or any interest amount shall, in the absence of manifest error, be final and binding on NIB and the Holder hereof.

Determination of LIBOR

          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is LIBOR, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as follows:

(i) The Calculation Agent will determine the offered rate (or, if more than one such rate is quoted, the arithmetic mean of the offered rates) in the relevant currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Relevant Screen Page as of 11:00 A.M., London time, on the second London Banking Day (or, if the specified currency is in euro, on the second TARGET Settlement Day) prior to (or, if the Specified Currency on the face hereof is Sterling, on) the Interest Reset Date (a “LIBOR Determination Date”). “Relevant Screen Page” means the page on the Reuter Money 3000 Service or Telerate Service (or such other services or service as may be nominated as the information vendor for the purpose of displaying the specified page on the respective services or such other page as may replace that page on that service or such other service or services, in all cases for the purpose of displaying comparable rates in succession thereto) as set forth in the applicable Pricing Supplement. “London Banking Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and “Target Settlement Day” means a day on which the TARGET System is operating;

(ii) if no such offered rate for deposits so appears (or, as the case may require, if fewer than two such rates so appear), the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates at which deposits in the relevant currency are offered by four leading banks in the London interbank market, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time; and

(iii) if fewer than two offered rates are so quoted, the Calculation Agent will determine the arithmetic mean of the rates quoted by leading banks in the Relevant Financial Center specified in the applicable Pricing Supplement, as selected by the Calculation Agent and agreed with NIB, at approximately 11:00 a.m., Relevant Financial Center time, on the LIBOR Determination Date for loans in the relevant currency to major European banks for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time.

provided, however, that if the Calculation Agent is unable to determine LIBOR in accordance with the above provisions, LIBOR for such Interest Reset Period will be LIBOR as last determined prior to such LIBOR Determination Date.

          The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.

Determination of Commercial Paper Rate

          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the “Commercial Paper Rate” will be determined by the Calculation Agent as of the second Business Day prior to each Interest Reset Date (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.l5(519), Selected Interest Rates” (“H.15(519)”), or any successor publication, under the heading “Commercial Paper”. In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release “Composite 3:30 P.M. Quotations for U.S. Government Securities” (“Composite Quotations”) under the heading “Commercial Paper”. If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is “AA” or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the rate of interest in effect on such Commercial Paper Rate Determination Date.

          “Money Market Yield” shall be a yield calculated in accordance with the following formula:

D x 360
Money Market Yield =		x 100
360 – (D x M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Index Maturity specified on the face hereof.

          The interest rate for each such Interest Rate Date shall be the Commercial Paper Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.

Determination of Treasury Rate

          Unless otherwise specified in the applicable Pricing Supplement if the Base Rate specified on the face hereof is the Treasury Rate, the “Treasury Rate” means, with respect to any Treasury Rate Determination Date (as defined below), the rate for the auction held on such Treasury Rate Determination Date of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading “U.S. Government Securities-Treasury bills-auction average (investment)” or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury for Treasury bills on such Treasury Rate Determination Date having the Index Maturity specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the rate of interest for the applicable period will be the rate of interest in effect on such Treasury Rate Determination Date.

          The “Treasury Rate Determination Date” will be the day of the week in which the related Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Date Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

          The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.

Registration of Transfer and Exchange

          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.

          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer of or exchange this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer of or exchange any Global Note in violation of the legend on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.

          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.

Event of Default

          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount (or, in the case of an Original Issue Discount Note or an Indexed Note, the Amortized Face Amount or principal amount determined in accordance with the terms hereof, respectively), of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.

Replacement of Notes

          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.

          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Note with the provisions specified in the above paragraph.

Modification of Terms

          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.

Notices

          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register.

Governing Law; Waiver

          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.

          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.

          Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.

          In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:

(i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;

(ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;

(iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and

(iv) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________ [name and address of assignee] the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________ to transfer said Note on the books of NIB, with full power of substitution in the premises.

Dated: ____________________
Signature:	____________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at _________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address of the undersigned).

For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $1,000, or if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $1,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$___________________________ Dated_______________________

___________________________________
NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

10.	This Amendment modifies the Agreement and forms a part of the Agreement for all purposes, and every Holder of Notes affected thereby that are theretofore or thereafter authenticated and delivered thereunder shall be bound thereby; provided, however, that Sections 3, 8 and 9 hereof shall not form a part of the Agreement with respect to any Holder of any Note authenticated and delivered prior to the date hereof and no such Holder shall be bound by any of such Sections hereof.

11.	The recitals contained herein shall be taken as the statements of the Bank and the Fiscal Agent assumes no responsibility for the correctness of the same. The Fiscal Agent makes no representation as to the validity or sufficiency of this Amendment except for the Fiscal Agent’s due authorization to execute the Amendment; provided, however, that the Fiscal Agent shall not be relieved of its duty to authenticate Notes as authorized by the Agreement as amended by this Amendment. The Fiscal Agent shall not be accountable for the use or application by the Bank of the proceeds of any Notes authenticated and delivered by or on behalf of the Fiscal Agent in conformity with the provisions of the Agreement as amended by this Amendment.

12.	This Amendment shall be governed by, and shall be construed in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of the Bank and any other matters required to be governed by the 2004 Agreement and the Statutes of the Bank, as amended.

13.	This Amendment may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereonto duly authorized, all as of the day and year first above written.

NORDIC INVESTMENT BANK

By:	/s/ Torben Nielsen Name: Torben Nielsen Title: Chief Financial Officer and Treasurer

By:	/s/ Sten Holmberg Name: Sten Holmberg Title: Vice President

CITIBANK, N.A.

By:	/s/ John J. Byrnes Name: John J. Byrnes Title: Vice President